                                                                   Exhibit (a.3)

                             ARTICLES SUPPLEMENTARY
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                            PORTFOLIO PARTNERS, INC.


         Portfolio Partners, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The Corporation is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended;

         SECOND: The total number of shares of Capital Stock that the Corporation currently has authority to issue is six billion (6,000,000,000), with a par value of one-tenth of one cent ($.001) per share, and an aggregate par value of Six Million Dollars ($6,000,000);

         THIRD: The Board of Directors of the Corporation, at a meeting duly convened and held on February 6, 2002, adopted resolutions increasing the authorized Capital Stock of the Corporation by two billion (2,000,000,000) shares to a total of eight billion (8,000,000,000) shares, with a par value of one-tenth of one cent ($.001) per share, and an aggregate par value of Eight Million Dollars ($8,000,000). The Board of directors further classified one billion eight hundred million (1,800,000,000) authorized and unissued shares of Capital Stock of the Corporation, as herein increased, as follows:

Name of Class                                                  Shares Allocated
-------------                                                  ----------------

ING American Century Small Cap Value Portfolio - Initial Class    100,000,000
ING American Century Small Cap Value Portfolio - Adviser Class    100,000,000
ING American Century Small Cap Value Portfolio - Service Class    100,000,000
ING MFS Global Growth Portfolio- Initial Class                    100,000,000
ING MFS Global Growth Portfolio- Adviser Class                    100,000,000
ING MFS Global Growth Portfolio- Service Class                    100,000,000
ING JP Morgan Mid Cap Value Portfolio - Initial Class             100,000,000
ING JP Morgan Mid Cap Value Portfolio - Adviser Class             100,000,000
ING JP Morgan Mid Cap Value Portfolio - Service Class             100,000,000
ING PIMCO Total Return Portfolio - Initial Class                  100,000,000
ING PIMCO Total Return Portfolio - Adviser Class                  100,000,000
ING PIMCO Total Return Portfolio - Service Class                  100,000,000
ING Van Kampen Comstock Portfolio - Initial Class                 100,000,000
ING Van Kampen Comstock Portfolio - Adviser Class                 100,000,000
ING Van Kampen Comstock Portfolio - Service Class                 100,000,000
ING Baron Small Cap Growth Portfolio - Initial Class              100,000,000
ING Baron Small Cap Growth Portfolio - Adviser Class              100,000,000
ING Baron Small Cap Growth Portfolio - Service Class              100,000,000

         FOURTH: A description of the shares of Capital Stock of the Corporation classified in Article THIRD with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the Board of Directors of the Corporation is as follows:

         The shares of ING American Century Small Cap Value Portfolio - Initial Class, shares of the ING American Century Small Cap Value Portfolio - Adviser Class and shares of the ING American Century Small Cap Value Portfolio - Service Class shall be invested in a common investment portfolio.

         The shares of ING MFS Global Growth Portfolio - Initial Class, shares of the ING MFS Global Growth Portfolio - Adviser Class and shares of the ING MFS Global Growth Portfolio - Service Class shall be invested in a common investment portfolio.

         The shares of ING JP Morgan Mid Cap Value Portfolio - Initial Class, shares of the ING JP Morgan Mid Cap Value Portfolio - Adviser Class and shares of the ING JP Morgan Mid Cap Value - Service Class shall be invested in a common investment portfolio.

         The shares of ING PIMCO Total Return Portfolio - Initial Class, shares of the ING PIMCO Total Return Portfolio - Adviser Class and shares of the ING PIMCO Total Return Portfolio - Service Class shall be invested in a common investment portfolio.

         The shares of ING Van Kampen Comstock Portfolio - Initial Class, shares of the ING Van Kampen Comstock Portfolio - Adviser Class and shares of the ING Van Kampen Comstock Portfolio - Service Class shall be invested in a common investment portfolio.

         The shares of ING Baron Small Cap Growth Portfolio - Initial Class, shares of the ING Baron Small Cap Growth Portfolio - Adviser Class and shares of the ING Baron Small Cap Growth Portfolio - Service Class shall be invested in a common investment portfolio.

         A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of each class of Capital Stock of the Corporation (each hereinafter referred to as a "Class") and each common investment portfolio of the Corporation (each hereinafter referred to as a "Portfolio") is set forth in the Corporation's Charter with respect to its shares generally and to the following:

         (i) Except for the differences set forth below or elsewhere in the Charter of the Corporation or required by law, each Class invested in a common Portfolio shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as each other Class invested in such Portfolio.

         (ii) The investment income and losses, capital gains and losses, and expenses and liabilities of each Portfolio shall be allocated among the Classes invested in such Portfolio in such manner as may be determined by the Board of Directors in accordance with law and the Corporation's multiple class plan (the "Plan"), adopted in accordance with Rule 18f-3 under the Investment Company Act of 1940, as amended, as such Plan may then be in effect.

         (iii) The liabilities and expenses attributable to the respective Classes invested in a common Portfolio shall be determined separately from those of each other and, accordingly, the net asset values, the dividends and distributions payable to holders, and the amounts distributable in the event of liquidation of the Corporation or of the Portfolio to holders of shares invested in the Portfolio may vary between the Classes.

         (iv) Except as may otherwise be provided in the Plan or by law, the holders of shares of each Class invested in a common Portfolio shall have, respectively, exclusive voting rights with respect to any matter submitted to a vote of stockholders that only affects the holders of the respective Class, and no voting rights with respect to any matter submitted to a vote of stockholders that does not affect holders of that Class.

         FIFTH: (a) Immediately before the increase in the number of authorized Capital Stock of the Corporation and the classification of the additional Capital Stock as provided in Article THIRD, the Corporation had Six Billion (6,000,000,000) authorized shares of Capital Stock, with an aggregate par value of Six Million Dollars ($6,000,000) classified as follows:

Name of Class                                                  Shares Allocated
-------------                                                  ----------------
PPI MFS Emerging Equities Portfolio - Initial Class               100,000,000
PPI MFS Emerging Equities Portfolio - Adviser Class               100,000,000
PPI MFS Emerging Equities Portfolio - Service Class               100,000,000
PPI MFS Research Growth Portfolio - Initial Class                 100,000,000
PPI MFS Research Growth Portfolio - Adviser Class                 100,000,000
PPI MFS Research Growth Portfolio - Service Class                 100,000,000
PPI MFS Capital Opportunities Portfolio - Initial Class           100,000,000
PPI MFS Capital Opportunities Portfolio - Adviser Class           100,000,000
PPI MFS Capital Opportunities Portfolio - Service Class           100,000,000
PPI Scudder International Growth Portfolio - Initial Class        100,000,000
PPI Scudder International Growth Portfolio - Adviser Class        100,000,000
PPI Scudder International Growth Portfolio - Service Class        100,000,000
PPI T. Rowe Price Growth Equity Portfolio - Initial Class         100,000,000
PPI T. Rowe Price Growth Equity Portfolio - Adviser Class         100,000,000
PPI T. Rowe Price Growth Equity Portfolio - Service Class         100,000,000
PPI Alger Aggressive Growth Portfolio - Initial Class             100,000,000
PPI Alger Aggressive Growth Portfolio - Adviser Class             100,000,000
PPI Alger Aggressive Growth Portfolio - Service Class             100,000,000
PPI Alger Growth Portfolio - Initial Class                        100,000,000
PPI Alger Growth Portfolio - Adviser Class                        100,000,000
PPI Alger Growth Portfolio - Service Class                        100,000,000
PPI OpCap Balanced Value Portfolio - Initial Class                100,000,000
PPI OpCap Balanced Value Portfolio - Adviser Class                100,000,000
PPI OpCap Balanced Value Portfolio - Service Class                100,000,000
PPI Brinson Tactical Asset Allocation Portfolio - Initial Class   100,000,000
PPI Brinson Tactical Asset Allocation Portfolio - Adviser Class   100,000,000
PPI Brinson Tactical Asset Allocation Portfolio - Service Class   100,000,000
PPI DSI Enhanced Index Portfolio - Initial Class                  100,000,000
PPI DSI Enhanced Index Portfolio - Adviser Class                  100,000,000
PPI DSI Enhanced Index Portfolio - Service Class                  100,000,000
PPI Goldman Sachs Capital Growth Portfolio - Initial Class        100,000,000
PPI Goldman Sachs Capital Growth Portfolio - Adviser Class        100,000,000
PPI Goldman Sachs Capital Growth Portfolio - Service Class        100,000,000
PPI Salomon Brothers Capital Portfolio - Initial Class            100,000,000
PPI Salomon Brothers Capital Portfolio - Adviser Class            100,000,000
PPI Salomon Brothers Capital Portfolio - Service Class            100,000,000
PPI Salomon Brothers Investors Value Portfolio - Initial Class    100,000,000
PPI Salomon Brothers Investors Value Portfolio - Adviser Class    100,000,000
PPI Salomon Brothers Investors Value Portfolio - Service Class    100,000,000

for a total of three billion nine hundred million (3,900,000,000) shares classified into separate classes of Capital Stock, with two billion one hundred million (2,100,000,000) being unclassified.

         (b) As hereby increased and classified, the total number of authorized shares of Capital Stock of the Corporation is Eight Billion (8,000,000,000), with an aggregate par value of Eight Million Dollars ($8,000,000), classified as follows:

Name of Class                                                  Shares Allocated
-------------                                                  ----------------
PPI MFS Emerging Equities Portfolio - Initial Class               100,000,000
PPI MFS Emerging Equities Portfolio - Adviser Class               100,000,000
PPI MFS Emerging Equities Portfolio - Service Class               100,000,000
PPI MFS Research Growth Portfolio - Initial Class                 100,000,000
PPI MFS Research Growth Portfolio - Adviser Class                 100,000,000
PPI MFS Research Growth Portfolio - Service Class                 100,000,000
PPI MFS Capital Opportunities Portfolio - Initial Class           100,000,000
PPI MFS Capital Opportunities Portfolio - Adviser Class           100,000,000
PPI MFS Capital Opportunities Portfolio - Service Class           100,000,000
PPI Scudder International Growth Portfolio - Initial Class        100,000,000
PPI Scudder International Growth Portfolio - Adviser Class        100,000,000
PPI Scudder International Growth Portfolio - Service Class        100,000,000
PPI T. Rowe Price Growth Equity Portfolio - Initial Class         100,000,000
PPI T. Rowe Price Growth Equity Portfolio - Adviser Class         100,000,000
PPI T. Rowe Price Growth Equity Portfolio - Service Class         100,000,000
PPI Alger Aggressive Growth Portfolio - Initial Class             100,000,000
PPI Alger Aggressive Growth Portfolio - Adviser Class             100,000,000
PPI Alger Aggressive Growth Portfolio - Service Class             100,000,000
PPI Alger Growth Portfolio - Initial Class                        100,000,000
PPI Alger Growth Portfolio - Adviser Class                        100,000,000
PPI Alger Growth Portfolio - Service Class                        100,000,000
PPI OpCap Balanced Value Portfolio - Initial Class                100,000,000
PPI OpCap Balanced Value Portfolio - Adviser Class                100,000,000
PPI OpCap Balanced Value Portfolio - Service Class                100,000,000
PPI Brinson Tactical Asset Allocation Portfolio - Initial Class   100,000,000
PPI Brinson Tactical Asset Allocation Portfolio - Adviser Class   100,000,000
PPI Brinson Tactical Asset Allocation Portfolio - Service Class   100,000,000
PPI DSI Enhanced Index Portfolio - Initial Class                  100,000,000
PPI DSI Enhanced Index Portfolio - Adviser Class                  100,000,000
PPI DSI Enhanced Index Portfolio - Service Class                  100,000,000
PPI Goldman Sachs Capital Growth Portfolio - Initial Class        100,000,000
PPI Goldman Sachs Capital Growth Portfolio - Adviser Class        100,000,000
PPI Goldman Sachs Capital Growth Portfolio - Service Class        100,000,000
PPI Salomon Brothers Capital Portfolio - Initial Class            100,000,000
PPI Salomon Brothers Capital Portfolio - Adviser Class            100,000,000
PPI Salomon Brothers Capital Portfolio - Service Class            100,000,000
PPI Salomon Brothers Investors Value Portfolio - Initial Class    100,000,000
PPI Salomon Brothers Investors Value Portfolio - Adviser Class    100,000,000
PPI Salomon Brothers Investors Value Portfolio - Service Class    100,000,000
ING American Century Small Cap Value Portfolio - Initial Class    100,000,000
ING American Century Small Cap Value Portfolio - Adviser Class    100,000,000
ING American Century Small Cap Value Portfolio - Service Class    100,000,000
ING MFS Global Growth Portfolio- Initial Class                    100,000,000
ING MFS Global Growth Portfolio- Adviser Class                    100,000,000
ING MFS Global Growth Portfolio- Service Class                    100,000,000
ING JP Morgan Mid Cap Value Portfolio - Initial Class             100,000,000
ING JP Morgan Mid Cap Value Portfolio - Adviser Class             100,000,000
ING JP Morgan Mid Cap Value Portfolio - Service Class             100,000,000
ING PIMCO Total Return Portfolio - Initial Class                  100,000,000
ING PIMCO Total Return Portfolio - Adviser Class                  100,000,000
ING PIMCO Total Return Portfolio - Service Class                  100,000,000
ING Van Kampen Comstock Portfolio - Initial Class                 100,000,000
ING Van Kampen Comstock Portfolio - Adviser Class                 100,000,000
ING Van Kampen Comstock Portfolio - Service Class                 100,000,000
ING Baron Small Cap Growth Portfolio - Initial Class              100,000,000
ING Baron Small Cap Growth Portfolio - Adviser Class              100,000,000
ING Baron Small Cap Growth Portfolio - Service Class              100,000,000

for a total of five billion, seven hundred million (5,700,000,000) shares classified into separate classes of Capital Stock, with two billion, three hundred million (2,300,000,000) being unclassified.

         SIXTH: The total number of shares of stock that the Corporation has authority to issue has been increased by the Board of Directors in accordance with Section 2-105(c) of the Maryland General Corporation Law. The shares of the Corporation have been classified and reclassified by the Board of Directors as set forth herein pursuant to authority contained in the Corporation's Articles of Incorporation.

         IN WITNESS WHEREOF, Portfolio Partners, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary as of the _______ day of _______________, 2002.


WITNESS:                                  PORTFOLIO PARTNERS, INC.



----------------------------              ----------------------------
Name:  Susan C. Mosher                    Name:  Laurie M. Tillinghast

Title: Secretary                          Title:  President

                                   CERTIFICATE

         THE UNDERSIGNED, President of Portfolio Partners, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges that the foregoing Articles Supplementary are the act of the said Corporation and further certifies that, to the best of her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                                              --------------------------
                                              Name:  Laurie M. Tillinghast
                                              Title:  President